SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K/A-1

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          May 18, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                          CENTRAXX, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                        33-3358-NY              88-0224219
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                2700 Argentia Road, Suite #1000
            Mississauga, Ontario Canada L5N 5V4
            (Address of Principal Executive Offices)

                        (905) 826-9988
                 Registrant's Telephone Number

                         Composite Design, Inc.
                        9005 Cobble Canyon Lane
                           Sandy, Utah 84093
         (Former Address of Principal Executive Offices)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

         Centraxx Corp. audited financial statements for the year ended
          December 31, 1998 (Canadian Dollars)

          Auditors' Report

          Balance Sheet

          Statement of Operations and Deficit

          Statement of Cash Flow

          Notes to financial statement

      (b) Pro Forma Financial Information.

          Pro forma Balance Sheet as of May 18, 1999 (U.S. Dollars).

          Notes to Proforma Balance Sheet.

      (c) Exhibits.

         None.

Item 8.   Change in Fiscal Year.

         None; not applicable.

                               SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CENTRAXX, INC.

    Date: 8/13/99              By:/s/Mike Ivezic
         ---------                --------------------------------------
                             Mike Ivezic
                             President, Director

CENTRAXX, INC
PROFORMA BALANCE SHEET
AS AT MAY 18,1999
(in US$ and US GAAP)

ASSETS                            May 18,1999         December 31, 1998
                               (notes 2a and 5a)          (audited)
Current
Cash                                125,758                    142
Prepaid expenses                     21,878                 20,109
                                    147,636                 20,251
Capital assets (note 3)             251,512                263,362
Patent costs (note 2f)               16,734                 15,401
                                    268,246                278,764
TOTAL ASSETS                        415,882                299,014

LIABILITIES

Current

Accounts payable and accrued costs  385,863                325,226
                                    385,863                325,226

SHAREHOLDERS' EQUITY

Paid up Share Capital (note 5)    2,272,865              1,629,063
Deficit                          -2,242,845             -1,655,275
                                     30,020                -26,212
                                    415,883                299,014

                         CENTRAXX, INC.

              Notes to the proforma balance sheet
             as at may 18, 1999



    Note 1   Organization and Description of Business


    The Company, incorporated as SRS Technical Inc. under the laws of the State of Nevada on January 15, 1986, changed its name to Composite Design Inc. following its purchase of Composite Design Corporation on May 29, 1997. On May 18, 1999, the Company purchased all of the outstanding shares of Centraxx Corp. through an exchange of one of its shares for each share of Centraxx Corp. following which the Company changed its name on May 19, 1999 to Centraxx, Inc.

    Centraxx Corp., incorporated under the laws of the Province of Ontario of Canada on August 8, 1997, is a wireless data communications company specializing in providing location technology solutions. The Company has developed a proprietary radio location two-way land-based system utilizing single-point tracking ("UNI-POINT "technology) which can be deployed to provide effective solutions for numerous safety, security and location information needs in multiple network and stand-alone applications.

    Note 2   Significant Accounting Policies

    These financial statements have been prepared in accordance with generally accepted accounting principles in the United States. Significant accounting policies are outlined below:

        a)    Basis of presentation

              On May 18, 1999, the Company, formerly Composite Design Inc. purchased all of the outstanding shares of Centraxx Corp. through an exchange of one of its shares for each share of Centraxx Corp. (the "Transaction"). As a result of the Transaction, the shareholders of Centraxx Corp. owned approximately 85% of the outstanding shares of the Company and, accordingly, the purchase of Centraxx Corp. by the Company is accounted for as a reverse takeover transaction under generally accepted accounting principles.

              Under the principles of reverse takeover accounting, the consolidated financial statements of the Company, the legal parent, are presented as a continuation of the financial position and results from operations of Centraxx Corp., the legal subsidiary. Application of reverse takeover accounting results in the following:

              (i) The consolidated financial statements of the combined entity are issued under the name of the legal parent, Centraxx Inc, but are considered a continuation of the financial statements of the legal subsidiary, Centraxx Corp.;

              (ii) As Centraxx Corp.  is deemed to be the acquirer for
                   accounting purposes, its assets and liabilities are included in the consolidated financial statements at their historical carrying values;

              (iii)Any comparative numbers are those of Centraxx Corp.; and,

              (iv) For purposes of the accounting for the Transaction,
                   control of the net assets and operations of the Company is deemed to have been acquired by Centraxx Corp. effective April 30,1999. Accordingly, the net asset value of the Company in the amount of $12,024 plus $ 52,000 of transaction costs has been applied to reduce the share capital of the Company immediately prior to the reverse takeover.

         b)   Capital assets

              Capital assets are recorded at the lower of cost less accumulated amortization and net recoverable amount. All capital assets are amortized over 5 years on a straight-line basis.

         c)   Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

         d)   Basic Loss Per Common Share

              Basic loss per common share has been calculated based on the weighted average number of common stock outstanding during the period.

         e)   Research and Product Development Costs

              Research and product development costs are expensed as they are incurred.

         f)   Patent Costs

              Costs incurred for filing for patents are being capitalized and no amortization is taken until all steps necessary to establish the patent have been taken.

         g)   Monetary Assets

              Monetary assets and liabilities denominated in currencies other than the US dollar are translated at the rate of exchange in effect at the end of the period. Expense items are translated at the rate of exchange in effect on the dates they occur. Exchange gains and losses are reflected in operations immediately.

         h)   Accounting for Leases

              A lease that transfers substantially all the benefits and risks incident to ownership of property is treated as a capital lease, otherwise the lease is accounted for as an operating lease.

    Note 3   Capital Assets

    Capital assets comprise the following:

                                Cost    Accumulated   Net Book   Net Book
                                        Amortization   Value       Value
                                                       May 18,   December 31,
                                                        1999        1998
    Research and Development  $310,847     $92,114    $218,733    223,796
    General Office              33,133      11,424      21,709     24,866
    Other                       17,684       6,614      11,070     12,755
                              $361,664    $110,152    $251,512   $261,416

    Note 4   Commitments

    The Company has the following commitments for equipment:

                                    Operating
                                       Leases

    1999                               44,442
    2000                               88,883
    2001                               73,011
    2002                                8,133
    2003                                    0

    Note 5   Share Capital

         (a)  Authorized and Issued Share Capital

                 Authorized common shares
                 $0.001 par value                    200,000,000

                 Issued 1999                          17,906,965

              The number of issued and outstanding shares of the Company prior to the Transaction (see note 2a) was 1,069,020, an amount which had not changed since December 31, 1996. This amount was increased, immediately preceding the closing of the Transaction, on the basis of 2.5-for-one to 2,672,550 shares. A further 15,234,415 shares were then issued as part of the Transaction, on a post-split basis, in exchange for all of the outstanding securities of Centraxx Corp., resulting in an aggregate of 17,906,965 outstanding shares of the Company.

         (b)  Stock Option Plan

              The Company has provided a means for Directors and employees to be granted Options to purchase common shares of the Company or to receive a cash amount that is equivalent of the opportunity to exercise an Option. The Stock Option Plan provides that a maximum of 20% of the Company's issued common shares can be granted unless approved by the shareholders of the Company. Options may be exercised over a period not to exceed 5 years from the date they are granted. The price at which each Option can be exercised can not be less than the market price of the common share at the time the Options are granted. As at May 18, 1999, the total number of Options which were granted at an exercise price of $0.65 totaled 1,365,000 of which 495,175 were vested.

    Note 6   Risks and Uncertainties

    As a development stage company the business of Centraxx Inc., entails risks and uncertainties that affect its outlook and eventual results of its business and commercialization plan. The primary risks relate to meeting its product development and commercialization milestones which require that the Company's products exhibit the cost, durability and performance required in a commercial product. There is also a risk that market acceptance might take longer to develop than anticipated. The Company's business plan recognizes and, to the extent possible, attempts to manage these risks by pursuing diverse end markets for "UNI-POINTtm " technology. Within these markets the Company's commercialization plan is focused on products that it believes have a competitive advantage. Further, the plan for product and market development is to work closely with potential strategic partners and key customers who together have the capability and understanding of their specific markets to develop products that incorporate Centraxx's UNI-POINTtm technology to meet consumer requirements.

                             CENTRAXX CORP.
                          FINANCIAL STATEMENTS
                         AS AT DECEMBER 31,1998

Feldstein & Associates LLP [letterhead]

                         AUDITORS' REPORT

To the Shareholders of Centraxx Corp.

We have audited the Balance Sheet of Centraxx Corp. as at December 31, 1998 and the statements of Operations and Deficit and Cash Flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1998 and the results of its operations and the changes in b financial position for the year then ended in accordance with generally accepted accounting principles.

/s/Feldstein & Associates LLP
FELDSTEIN & ASSOCIATES LLP
Chartered Accountants

Markham, Ontario
May 31, 1999

                             CENTRAXX CORP.
                              BALANCE SHEET
                         AS AT DECEMBER 31, 1998
In Canadian dollars and Canadian GAAP
                                                      1998        1997
                                                        $           $
                                                                 (note 9)
ASSETS

Cash                                                      218       1,893
Prepaid expenses                                       29,832           0
Capital assets - note 3                               380,520     492,202
Patent costs - note 1                                  22,561      16,925
Incorporation costs                                     1,000       1,000
Investment in and advances to subsidiary                    0      54,500
Total assets                                          434,131     566,520

LIABILITIES

Accounts payable and accrued liabilities              498,660      68,676

SHAREHOLDERS' DEFICIENCY

Share capital - note 5                              2,432,890     869,293
Deficit                                            (2,497,419)   (371,449)
                                                      (64,529)    497,844

Approved on behalf of the Board:

                                          Director

                                          Director

The accompanying notes are an integral part of these financial statements.

                             CENTRAXX CORP.
                   STATEMENT OF OPERATIONS AND DEFICIT
                  FOR THE YEAR ENDED DECEMBER 31, 1998
In Canadian dollars and Canadian GAAP
                                                          1998     1997
                                                           $        $
                                                                  (note 9)
Revenue                                                       0          0

Expenses
  General and administrative costs
    Marketing                                           153,905     19,546
    Management fees                                     210,000     45,000
    Professional fees                                    96,838     75,970
    Rent                                                159,634     63,000
    Loss on write-down of investment in
    subsidiary - note 10                                 80,346          0
    Salaries and other office                           341,356     13,815
    Amortization                                        101,606     25,906
                                                      1,143,685    243,237

Research and product development - note 8               982,285    128,212

Loss for the year                                    (2,125,970)  (371,449)

Deficit, beginning of year                              371,449          0
Deficit, end of year                                 (2,497,419)  (371,449)

The accompanying notes are an integral part of these financial statements.

                             CENTRAXX CORP.
                         STATEMENT OF CASH FLOW
                  FOR THE YEAR ENDED DECEMBER 31, 1998
In Canadian dollars and Canadian GAAP
                                                   1998             1997
                                                     $                $
                                                                   (note 9)
Operating activities
    Loss for the year                          (2,125,970)         (371,449)
    Add back non cash outlays:
      Amortization of capital assets              101,606            25,906
      Loss on write-down of investment and
        advances to subsidiary                     80,346                 0
                                               (1,944,018)         (345,543)

    Changes in non-cash operating working capital
      Increase in prepaid expenses                (29,832)                0
      Increase In accounts payable                429,984            68,676
    Cash (used in) operating activities        (1,543,866)         (276,867)

Financing activities
    Issuance of share capital, net              1,563,597           869,293
    Incorporation posts                                 0            (1,000)
    Cash generated by financing activities      1,563,597           868,293

Investing activities
    Capital assets (acquired) sold                 10,076          (518,108)
    Patent costs                                   (5,636)          (16,925)
    Investment in and advances to subsidiary      (25,846)          (54,500)
    Cash (used in) provided by investing
      activities                                  (21,406)         (589,533)
    (Decrease) increase In cash for the year       (1,675)            1,893
    Cash, beginning of year                         1,893                 0
    Cash, end of year                                 218             1,893

The accompanying notes are an integral part of these financial statements.
                             CENTRAXX CORP.
                      NOTES TO FINANCIAL STATEMENTS
                  FOR THE YEAR ENDED DECEMBER 31, 1998

1.  Description of business

Centraxx Corp., incorporated under the laws of the Province of Ontario of Canada on August 8,1997, is a wireless data communications company specializing in providing location technology solutions. The Company has developed a proprietary radio location two-way land based system utilizing single-point tracking ("UNI-POINT TM" technology) which can be deployed to provide effective solutions for numerous safety, security and location information needs, in multiple network and stand alone applications.

As a development stage company the business of Centraxx Corp. entails risks and uncertainties that affect its outlook and eventual results of its business and commercialization plan. The primary risks relate to meeting its product development and commercialization milestones which require that Centraxx's products' exhibit the cost, durability and performance required in a commercial product. There is also a risk that market acceptance might take longer to develop than anticipated. Centraxx's business plan recognizes and, to the extent possible, attempts to manage these risks by pursuing diverse end markets for "UNI-POINT TM" technology. Within these markets, the Company's commercialization plan is focused on products that it believes have a competitive advantage. Further, the plan for product and market development is to work closely with potential strategic partners and key customers who together have the capability and understanding of their specific markets to develop products that incorporate Centraxx's Uni-Point Tm technology to meet consumer requirements.

2.  Significant accounting policies

These financial statements have been prepared in accordance with accounting principles generally accepted in Canada and all amounts are reported in Canadian dollars. Significant accounting policies are outlined below:

(a) Capital assets and amortization

      Capital assets are recorded at the lower of cost less amortization and net recoverable amount. All capital assets are amortized over 5 years on a straight line basis.

(b) Measurement uncertainty

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

(c) Research and product development expenditures

      Research and product development costs are expensed as they are incurred.

(d) Patent costs

      Costs incurred for filing for patents are being capitalized and no amortization is taken until all steps necessary to establish the patent have been completed.

(9) Foreign currency translation

      Monetary assets and liabilities denominated in currencies other than the Canadian dollar are translated at the rate of exchange in effect at the and of the year. Expense items are translated at the rate of exchange in effect on the dates they occur. Exchange gains or losses are reflected in operations immediately.

      Accounting for leases

      A lease that transfers substantially all the benefits and risks incident to ownership of the property is treated as a capital lease, otherwise the lease is accounted for as an operating lease.

3.  Capital assets

Capital assets comprise the following:
                                               1998                   1997
                                         Accumulated   Net book     Net book
                                 Cost    Amortization    Value        Value

Research and development
    equipment                 $434,062    $108,305     $106,816  $127,177
Office equipment                48,229      12,033      136,512   100,220
Other equipment                 25,741       7,174      137,192   264,805
                               508,032     127,512      380,520   492,202

4.  Commitments

The Company has the following commitments for equipment rentals:

1999                                                        136,743
2000                                                        136,743
2001                                                        129,766
2002                                                         12,513
2003                                                              0

5.  Share capital
                                      1998                 1997
    Authorized common shares        Unlimited          Unlimited

Issued                             14,367,680         12,265,672

   i. On September 2, 1997, the Company issued 12,800,000 common shares for $0.00001 for a total consideration of $128, of which 2,000,000 common shares were issued as consideration for certain assets and technology acquired on the formation of the Company. Subsequently, 2,026,559 of these common shares were cancelled by the Company.

   ii. On September 30,1997, the Company issued 1,000,000 common shares for $0.50 per share and 492,222 common shares for $0.75 for a total consideration of $869,165, of which 725,694 common shares were issued as consideration for certain capital assets acquired on the formation of the company.

  iii. On September 30, 1998, the Company issued 749,493 common shares for $0.75 per share and a further 817,150 common shares for a total consideration of $1,052,066. Included In this amount were 200,000 shares to non-related minority shareholders of an acquired company in exchange for all remaining outstanding shares of a dormant subsidiary acquired on September 2, 1997. 533,650 shares were issued for cash of $433,650, 462,280 shares were issued for $340,383 for services rendered and 370,713 shares were issued for $278,033 in satisfaction of a debt to a company subject to significant influence by one of the directors.

   iv. On December 31, 1998, the Company issued 215,420 common shares for $0.75 per common share, 289,945 common shares for $1.00 per common share and a further 30,000 common shares for $2.00 per common share aggregating a total consideration of $511,552. Included in this amount were 38,700 shares issued for cash of $38,700, 287,449 shares issued for $263,636 for services rendered and 209,216 shares were issued for $209,216 in satisfaction of a debt to a company subject to significant influence by one of the directors.

6.  Income taxes

For tax purposes, the Company has loss carry forwards of approximately $2,700,000 available to reduce future taxable income in Canada subject to qualified investment tax credits (see note 2b). If not utilized, these losses will expire in the year 2004 and 2005. In addition, amortization for tax purposes in the approximate amount of $120,000 may be filed with the tax authorities. The potential future tax benefit which may result from the application of these loss carry forwards have not been recorded in these financial statements.

7.  Related party transactions

During the year, the Company had the following related party transactions which amounts are recorded at the exchange amount, which is the amount of consideration established and agreed to by the related parties:

(a) Transactions between the Company and a company subject to significant influence by one of the directors:

     (i) Management fees in the amount of $210,000 (1997 - $45,000) under contract was paid by the Company. The contract is for a one year term renewable on an annual basis with a termination clause. Monthly obligations are $22,500.

    (ii) Rent in the amount of $159,000 (1997 - $63,000) was paid by the Company.

   (iii) General and administrative expenses in the amount of $402,993 were paid on the Company's behalf and charged back to the Company.

    (iv)  The Company received net advances in the amount of $59,405.

(b) Scientific research and development subcontracting expenses totalling $213,500 (1997- $72,535) under contract were paid to two companies each controlled by one of the directors. The contract will continue until terminated by mutual agreement of the parties. Monthly obligations are $17,000.

8.  Research and product development Costs

Research and product development costs consist of the following:

                                                  1998         1997

Manpower                                        $589,634      $79,705
Materials                                        151,943        7,266
Expenses                                         240,708       41,241
                                                $982,285     $128,212

9.  Comparative figures

      (a) Comparative figures relate to the period of incorporation of August 8, 1997 to December 31, 1997 and were unaudited and prepared with a Notice to Reader.

      (b) Certain prior year amounts have been reclassified to conform with the presentation adopted in the current year.

10. Loss on write-down of investment in subsidiary

    The Company has written down its 100% owned investment in Paltrac Systems Corporation to zero because the subsidiary was dormant and management has assessed the carrying value of the investment to be nil.

11. Subsequent events

    (a) From January 1, 1999 to May 10, 1999, the Company issued 61,895 common shares for $0.75 per share, 600,970 common shares for $1.00 per share and 237,575 common shares for $2.00 per share aggregating a total consideration of $1,127,556.

    (b) On May 18, 1999, the Company became a wholly owned subsidiary of a US publicly traded Company, Centraxx Inc. (previously Composite Design Inc.) as a result of a Share Exchange Agreement entered into by the shareholders of the Company.

    (c)  On January 4, 1999, the Board of Directors approved a Stock
Option Plan, which provides that a maximum of 3,500,000 common shares can be issued. Options may be exercised over a period not to exceed 5 years from the date they are granted. The price at which each option can be exercised can not be less than the market pries of the common share at the time the options are granted. Concurrent with the approval of the Stock Option Plan, the Board of Directors authorized a total of 1,365,000 options at a price of $1.00 per common share, which grant formed part of the Share Exchange Agreement (see note 9b) and were accordingly ratified by Centraxx Inc. on May 31, 1999 at which time 512,525 options were vested.

12. Fair value of financial statements

At December 31, 1998 and 1997, the fair value of cash, prepaid expenses and accounts payable and accrued liabilities approximates carrying values because of the short-term nature of these instruments.

13. Uncertainty due to the year 2000 Issues

The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failures which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties. will be fully resolved.